                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 1, 1999


                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-17116                  47-0554096
------------------------  ------------------------  ----------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                     Number)


                Box 156, 214 East 2nd Street
                     Lindsay, Nebraska                             68644
            ----------------------------------                    -------
         (Address of principal executive offices)                (Zip Code)


                                 (402) 428-2131
                       ----------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                   -------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         Reference is made to the press release of Registrant, issued on December 1, 1999, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LINDSAY MANUFACTURING CO.


                                   By   /s/ Bruce C. Karsk
                                        ------------------
                                        Bruce C. Karsk, Vice President-Finance,
                                        Treasurer and Secretary

                                   December 3, 1999